Quarterly Holdings Report
for
Fidelity® Canada Fund
July 31, 2026
CAN-NPRT3-0926
1.804819.122
Common Stocks - 99.3%
	Shares	Value ($)
BRAZIL - 3.0%
Materials - 3.0%
Metals & Mining - 3.0%
Wheaton Precious Metals Corp	315,222	34,286,871
CANADA - 90.8%
Communication Services - 1.4%
Diversified Telecommunication Services - 1.4%
Quebecor Inc Multiple Voting Shares	321,519	15,924,003
Consumer Discretionary - 7.2%
Broadline Retail - 3.5%
Dollarama Inc	296,641	40,410,552
Hotels, Restaurants & Leisure - 1.4%
Restaurant Brands International Inc	220,574	16,313,523
Specialty Retail - 2.2%
Aritzia Inc Subordinate Voting Shares (c)	96,126	9,577,972
Diversified Royalty Corp	2,016,250	6,529,782
KITS Eyecare Ltd (c)(d)	150,084	1,392,868
Pet Valu Holdings Ltd	569,213	7,970,647
		25,471,269
Textiles, Apparel & Luxury Goods - 0.1%
Canada Goose Holdings Inc Subordinate Voting Shares (c)	142,176	1,270,796
TOTAL CONSUMER DISCRETIONARY		83,466,140
Consumer Staples - 7.6%
Beverages - 0.1%
GURU Organic Energy Corp (c)	237,100	639,324
Consumer Staples Distribution & Retail - 7.1%
Alimentation Couche-Tard Inc	798,028	51,809,059
Metro Inc/CN	338,875	22,524,787
North West Co Inc/The	201,661	7,314,949
		81,648,795
Personal Care Products - 0.4%
Jamieson Wellness Inc (a)(b)	175,563	5,178,536
TOTAL CONSUMER STAPLES		87,466,655
Energy - 17.8%
Energy Equipment & Services - 0.9%
Pason Systems Inc	594,589	5,259,409
TerraVest Industries Inc	70,472	5,742,424
		11,001,833
Oil, Gas & Consumable Fuels - 16.9%
Cameco Corp	95,330	8,227,002
Canadian Natural Resources Ltd	1,102,675	52,528,186
Imperial Oil Ltd	194,944	25,274,510
PrairieSky Royalty Ltd	1,813,518	44,851,211
South Bow Corp	670,154	24,849,024
Suncor Energy Inc	588,507	39,520,669
		195,250,602
TOTAL ENERGY		206,252,435
Financials - 30.7%
Banks - 18.4%
Bank of Montreal	205,653	36,890,937
Royal Bank of Canada	536,367	112,262,684
Toronto Dominion Bank	528,227	63,318,661
		212,472,282
Capital Markets - 4.2%
Brookfield Asset Management Ltd Class A	324,418	15,692,681
Brookfield Corp Class A	408,098	17,344,565
TMX Group Ltd	435,476	15,917,388
		48,954,634
Insurance - 8.1%
Definity Financial Corp	469,696	26,814,402
Intact Financial Corp	164,033	32,207,500
Sun Life Financial Inc	416,764	34,578,465
		93,600,367
TOTAL FINANCIALS		355,027,283
Health Care - 0.4%
Pharmaceuticals - 0.4%
Apotex Health Corp	175,400	4,579,406
Industrials - 9.4%
Commercial Services & Supplies - 0.7%
BOYD GROUP SERVICES INC	72,867	7,532,302
Ground Transportation - 6.2%
Canadian National Railway Co	117,654	14,960,107
Canadian Pacific Kansas City Ltd	646,424	57,418,922
		72,379,029
Professional Services - 2.5%
Thomson Reuters Corp	296,995	29,134,895
TOTAL INDUSTRIALS		109,046,226
Information Technology - 6.8%
IT Services - 3.5%
Shopify Inc Class A (c)	348,533	40,819,023
Software - 3.3%
ApplyBoard Inc (c)(e)(f)	1,677	4,897
ApplyBoard Inc non-voting shares (c)(e)(f)	414	1,209
Constellation Software Inc/Canada	17,788	38,104,780
		38,110,886
TOTAL INFORMATION TECHNOLOGY		78,929,909
Materials - 9.5%
Containers & Packaging - 1.0%
CCL Industries Inc Class A	25,900	1,717,306
CCL Industries Inc Class B	153,568	10,182,363
		11,899,669
Metals & Mining - 8.1%
Agnico Eagle Mines Ltd/CA	162,137	23,538,982
Franco-Nevada Corp	237,655	50,560,493
G Mining Ventures Corp (c)	108,852	3,317,935
G Mining Ventures Corp rights (c)(e)	16,000	15,584
Hemlo Mining Corp (c)(d)	2,704,700	9,801,246
Mining Americas Inc (c)	407,362	1,298,932
Mining Americas Inc warrants (c)	281,600	143,188
Triple Flag Precious Metals Corp	176,825	5,079,533
		93,755,893
Paper & Forest Products - 0.4%
Stella-Jones Inc	89,819	4,955,309
TOTAL MATERIALS		110,610,871
TOTAL CANADA		1,051,302,928
CHILE - 1.2%
Materials - 1.2%
Metals & Mining - 1.2%
Lundin Mining Corp	571,407	14,148,116
UNITED STATES - 3.5%
Consumer Discretionary - 0.7%
Leisure Products - 0.7%
BRP Inc Subordinate Voting Shares	132,299	8,174,726
Industrials - 2.8%
Commercial Services & Supplies - 2.8%
GFL Environmental Inc Subordinate Voting Shares	774,397	31,979,058
TOTAL UNITED STATES		40,153,784
ZAMBIA - 0.8%
Materials - 0.8%
Metals & Mining - 0.8%
First Quantum Minerals Ltd (c)	342,511	9,494,580
TOTAL COMMON STOCKS (Cost $487,805,286)		1,149,386,279

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
CANADA - 0.2%
Information Technology - 0.2%
Software - 0.2%
Valsoft Corp Series A-1.2 (c)(e)(f)	126	1,062,520
Valsoft Corp Series A-1.3 (c)(e)(f)	45	379,471
Valsoft Corp Series A-1.4 (c)(e)(f)	58	489,097

TOTAL CANADA		1,931,088
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,686,002)		1,931,088

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
ApplyBoard Inc Series A1 (c)(e)(f)	2,063	6,086
ApplyBoard Inc Series A2 (c)(e)(f)	1,615	4,780
ApplyBoard Inc Series A3 (c)(e)(f)	92	273
ApplyBoard Inc Series D (c)(e)(f)	4,504	29,096
ApplyBoard Inc Series SEED (c)(e)(f)	617	1,808

TOTAL CANADA		42,043
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $770,130)		42,043

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	3.69	204,199	204,240
Fidelity Securities Lending Cash Central Fund (g)(h)	3.72	1,509,126	1,509,277
TOTAL MONEY MARKET FUNDS (Cost $1,713,496)			1,713,517

Purchased Options - 0.0%
	Clearinghouse / Counterparty	Number of Contracts	Notional Amount($)(a)	Exercise Price ($)(a)	Expiration Date	Value ($)
Put Options
Aritzia Inc Subordinate Voting Shares	Montreal Exchange Inc	500	CAD 6,984,000	CAD 135	9/2026	224,703

						224,703
TOTAL PURCHASED OPTIONS (Cost $233,070)						224,703

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $493,207,984)	1,153,297,630
NET OTHER ASSETS (LIABILITIES) - 0.4%	5,130,707
NET ASSETS - 100.0%	1,158,428,337

Currency Abbreviations
CAD	-	Canadian Dollar
USD	-	United States Dollar

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,178,536 or 0.4% of net assets.

(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $5,178,536 or 0.4% of net assets.

(c)	Non-income producing.
(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,979,237 or 0.2% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard Inc	6/4/2021 - 6/30/2021	85,688

ApplyBoard Inc non-voting shares	6/30/2021	44,289

ApplyBoard Inc Series A1	6/4/2021	133,582

ApplyBoard Inc Series A2	6/4/2021	104,573

ApplyBoard Inc Series A3	6/4/2021	5,957

ApplyBoard Inc Series D	6/4/2021	486,066

ApplyBoard Inc Series SEED	6/4/2021	39,952

Valsoft Corp Series A-1.2	3/14/2025	1,475,928

Valsoft Corp Series A-1.3	3/17/2025	446,709

Valsoft Corp Series A-1.4	3/17/2025	763,365

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	577,285	54,237,866	54,611,184	29,665	252	21	204,240	204,199
Fidelity Securities Lending Cash Central Fund	13,443,383	14,793,278	26,728,056	53,758	672	-	1,509,277	1,509,126
	14,020,668	69,031,144	81,339,240	83,423	924	21	1,713,517

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.
Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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